UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2013

YELP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35444	20-1854266
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

706 Mission Street

San Francisco, CA 94103

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 908-3801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 31, 2013, Yelp Inc. (the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2013. A copy of the press release, entitled “Yelp Announces Second Quarter 2013 Financial Results,” is furnished pursuant to Item 2.02 as Exhibit 99.1 to this Current Report.

The information in this Item 2.02 and the press release attached as Exhibit 99.1 hereto are furnished to, but not “filed” with, the Securities and Exchange Commission (“SEC”) and shall not be deemed to be incorporated by reference into any of the Company’s filings with the SEC under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated July 31, 2013, entitled “Yelp Announces Second Quarter 2013 Financial Results.”

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2013	Yelp INC.
	By:	/s/ Rob Krolik
Rob Krolik
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release, dated July 31, 2013, entitled “Yelp Announces Second Quarter 2013 Financial Results.”